UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc. 1010 De La Gauchetière Street West, Suite 400 Montreal, Quebec, Canada H3B 2N2
(Address and zip code of principal executive offices)

(514) 875-2160

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	RFP	New York Stock Exchange
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

As previously disclosed, on July 5, 2022, Resolute Forest Products Inc. (“Resolute” or the “Company”) entered into an Agreement and Plan of Merger with Domtar Corporation, a Delaware corporation, Terra Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Domtar Corporation, Karta Halten B.V., a private limited company organized under the laws of the Netherlands, and Paper Excellence B.V., a private limited company organized under the laws of the Netherlands. On October 27, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed transaction, on September 20, 2022, Resolute filed with the SEC a definitive proxy statement on Schedule 14A. Beginning on September 20, 2022, Resolute mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. The definitive proxy statement and other relevant materials in connection with the proposed transaction filed by Resolute with the SEC may be obtained free of charge on Resolute’s website at www.resolutefp.com or the SEC’s website at www.sec.gov. Investors and security holders will also be able to obtain copies of the definitive proxy statement and other documents filed with Canadian securities regulatory authorities by Resolute at no charge through the website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and stockholders of Resolute are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about Resolute and the proposed transaction.

Participants in the Merger Solicitation

Resolute and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Resolute stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Resolute’s executive officers and directors in the solicitation by reading Resolute’s proxy statement for its 2022 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the definitive proxy statement and other relevant materials that have been or will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Resolute’s participants in the solicitation, which may, in some cases, be different than those of Resolute’s stockholders generally, are set forth in the definitive proxy statement relating to the proposed transaction.

Cautionary Statements Regarding Forward-Looking Statements

Statements in this document that are not reported financial results or other historical information of the Company are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, for example, statements included in this document relating to the potential benefits of the proposed transaction between the Company and Domtar Corporation; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “see,” “intention,” “continue,” “remain,” “accelerate” and other terms with similar meaning indicating possible future events or potential impact on the Company’s business or its stockholders. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs, and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: uncertainties as to the timing of the proposed transaction; the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for the Company will be made; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; the inability to recover softwood lumber duty refunds in a timely manner or at all; the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to diverting management’s attention from the Company’s ongoing business operations; and the inability to complete the divestiture of Thunder Bay. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties with respect to the Company and its business that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. All forward-looking statements in this document are expressly qualified by the cautionary statements contained or referred to above and in the Company’s other filings with the SEC and the Canadian securities regulatory authorities. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated as of October 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: October 27, 2022	By:	/s/ Stephanie Leclaire
	Name:	Stephanie Leclaire
	Title:	Senior Vice President, Corporate Affairs and Chief Legal Officer